                                  EXHIBIT 10.40

                               NINTH AMENDMENT TO
                       REVOLVING CREDIT AND LOAN AGREEMENT


        This NINTH AMENDMENT TO REVOLVING CREDIT AND LOAN AGREEMENT
("Ninth Amendment") is dated as of March 9, 1998, and is among MEDAR, INC., a Michigan corporation (the "Company"), and INTEGRAL VISION LTD., a corporation established under the laws of the United Kingdom ("Integral"), as Borrowers, and NBD BANK, a Michigan banking corporation ("NBD"). This Ninth Amendment amends the Revolving Credit and Loan Agreement dated as of August 10, 1995 (as amended, the "Loan Agreement"), as amended by the First Amendment to Revolving Credit and Loan Agreement dated October 12, 1995 (the "First Amendment"), the Second Amendment to Revolving Credit and Loan Agreement dated October 31, 1995 (the "Second Amendment"), the Third Amendment to Revolving Credit and Loan Agreement dated as of March 29, 1996 ("Third Amendment"), the Fourth Amendment to Revolving Credit and Loan Agreement dated as of August 11, 1996 ("Fourth Amendment"), the Fifth Amendment to Revolving Credit and Loan Agreement dated as of February 27, 1997 ("Fifth Amendment"), the Sixth Amendment to Revolving Credit and Loan Agreement dated as of March 28, 1997 ("Sixth Amendment"), the Seventh Amendment to Revolving Credit and Loan Agreement dated as of June 27, 1997 ("Seventh Amendment"), and the Eighth Amendment to Revolving Credit and Loan Agreement dated as of July 15, 1997 ("Eighth Amendment"), among the Company, Integral and NBD. The original Loan Agreement and the first four amendment also had as a party a former subsidiary of the Company, Integral Vision-AID, Inc., a Michigan corporation ("AID") (successor by merger to Integral Vision-Aid, Inc., an Ohio corporation, formerly known as Automatic Inspection Devices, Inc.). AID has since been merged into the Company and no longer exists as a separate corporation. The Company and Integral are collectively referred to as the "Borrowers" and individually as a "Borrower". Capitalized terms not otherwise defined in this Ninth Amendment shall have the meanings given to them in the Loan Agreement.

        WHEREAS, the Borrowers have requested that certain financial covenants in the Loan Agreement be amended and NBD has agreed to such changes on the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

         1.    Revised Definitions.  The following definition contained in
Section 1.1 of the Loan Agreement is hereby amended, effective the date hereof, to read as follows:

         "Borrowing Base" means the sum of the following:

         a. 80% of the book value of Eligible Accounts Receivables of the Company and Guarantor; plus

         b. 40% of the lower of costs or market value of Eligible Inventory of the Company and Guarantor. Notwithstanding the foregoing, in no event will the amount advanced against Eligible Inventory exceed $5,000,000 for advances on or after December 31, 1997.

         2. Revised Financial Covenant. Section 6.2(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

         a. Tangible Net Worth. Permit or suffer Tangible Net Worth to be less than, (i) on June 30, 1997 and September 30, 1997, $9,500,000, (ii) on December 31, 1997, $8,900,000 and (iii) as
             of the end of each fiscal quarter of the Borrowers beginning March 31, 1998 and thereafter, less than (x) $9,500,000, plus
             (y) as of the date of determination, 50% of Aggregate Net
             Income.

         3. Conditions. Notwithstanding any other term of this Ninth Amendment or the Loan Agreement, NBD will not be required to give effect to this Ninth Amendment unless the following conditions have been met:

         a.  NBD shall have received a fully executed copy of this Ninth
             Amendment.

         b. NBD shall have received a reaffirmation of the guaranty from Medar Canada Ltd., including a consent to the terms of this Ninth Amendment.

         c. NBD shall have received the fee called for under the letter from Glen Ansiel of NBD to Richard Current, dated February 24, 1998.

         d. NBD shall have received satisfactory evidence that the holders of the Subordinated Note and the Agent for such holders shall have waived any existing defaults, or amended their agreements with the Company, so that there exists no defaults under the Subordinated Note and related loan agreements.

         e. All of the terms and conditions in Section 3.7 of the Loan Agreement continue to be met.

         4. Reaffirmation of Loan Agreement; Conflicts. The parties hereto acknowledge and agree that the terms and provisions of this Ninth Amendment, amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Ninth Amendment, all of the other terms and conditions of the Loan Agreement and all of the documents executed in connection therewith or referred to or incorporated therein, remain in full force and effect and are hereby ratified, confirmed and approved. If there is an express conflict between the terms of this Ninth Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Ninth Amendment shall govern and control. Any reference in any other document or agreement to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Ninth Amendment.

         5. Representations True. The representations and warranties of the Borrowers contained in the Loan Agreement are true on the date hereof and, after giving effect hereto, there does not exist any Default or Event of Default under the Loan Agreement.

         6. Expenses. Borrowers acknowledge and agree that the Borrowers will pay all attorneys' fees and out-of-pocket costs of NBD in connection with or with respect to this Ninth Amendment and the conditions set forth herein.

         IN WITNESS WHEREOF, the Borrowers and NBD have executed the foregoing document by their duly authorized officers as of the day and year first written above.

                                           NBD BANK


                                           By:  /S/Glenn Ansiel
                                                ----------------------------
                                                Glenn Ansiel
                                                Its:  Vice President



                                           MEDAR, INC.


                                           By:  /S/Charles Drake
                                                ----------------------------
                                                Charles Drake
                                                Its:  President


                                           INTEGRAL VISION LTD.


                                           By:  /S/Richard Current
                                                ----------------------------
                                                Richard Current
                                                Its: Company Secretary

                            REAFFIRMATION OF GUARANTY


         The undersigned, Medar Canada Ltd., hereby acknowledges and agrees to the terms of this Ninth Amendment to Revolving Credit and Loan Agreement and hereby reaffirms each and every term of its (i) Guarantee and Postponement of Claim dated August 10, 1995, given in favor of NBD Bank with respect to the obligations of Medar, Inc., Automatic Inspection Devices, Inc. (also known as Integral Vision-AID, Inc. and now merged into Medar, Inc.) and Integral Vision Ltd., and (ii) General Security Agreement dated as of May 1, 1996, given in favor of NBD Bank.


                                        MEDAR CANADA LTD.


                                        By:  /S/Charles Drake
                                             ---------------------------
                                             Charles Drake
                                             Its:  President